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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2002

Date of reporting period: DECEMBER 31, 2002

ITEM 1. REPORTS TO SHAREHOLDERS.




                                                                  Van Eck Global

                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               December 31, 2002

          discipline

                                        Worldwide Bond Fund

allocation

                              diversify


                         GLOBAL INVESTMENTS SINCE 1955

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Bond Fund had a total return of 21.66% for the twelve months ended December 31, 2002. This result compares favorably to the benchmark Salomon Smith Barney World Government Bond Index,* which returned 8.11% in local currency terms and 19.49% in U.S. dollar terms for the same time period. The year 2002 turned out to be a very good year for global bond investors as falling bond yields and a weakening U.S. dollar both worked to the advantage of U.S.-based investors. Continued weakness of world equity markets as well as a disappointing rebound in global economic activity drove down bond yields across all major bond markets. In addition, a continued weakening of the U.S. dollar against all major currencies enhanced global bond returns. For the year, the euro appreciated by 17.95% and the Japanese yen strengthened by 10.83% against the U.S. dollar.


BOND MARKET REVIEW

The general theme for the year 2002 was global equity market weakness and a weaker-than-expected rebound in global growth. Despite aggressive monetary easing by central banks around the world in 2001, the uptick in global economic activity during 2002 was much more muted than anticipated. The continued decline of equity markets led to further rate cuts by the Federal Reserve as well as the European Central Bank (ECB) in the fourth quarter of this year. Turbulent equity markets, weak global economic activity, and rising geopolitical concerns all helped make fixed income markets more attractive to investors.

For 2002, the U.S. economy grew by an estimated 2.4% in real terms. While growth in the U.S. did rebound, other economic fundamentals continued to deteriorate. The unemployment rate ended the year on its highs at 6% and consumer confidence ended the year near its lows. The U.S. current account deficit continued to widen in 2002 and the U.S. Federal budget went from surplus in 2001 to deficit in 2002. We feel that deteriorating economic fundamentals, combined with the low interest rate environment, were the driving force behind the weakening of the U.S. dollar. The Salomon Smith Barney U.S. Government Bond Index+ rose 11.64% for the year. The Fund benefited by being overweight U.S. duration and underweight U.S. currency exposure for the majority of the year.

The countries making up the Eurozone continued to suffer from subpar growth during 2002. While yields fell across the Eurozone for most of the year, they fell less rapidly than yields in the U.S. as the European Central Bank underscored violations of Maastricht criteria on inflation and deficits. The ECB was reluctant to cut interest rates in the face of first half euro strength and a first quarter inflation rate of 2.6%. The ECB cut the repo rate from 3.25% to 2.75% in early December in an effort to spur stronger growth as they felt inflationary pressures were abating. The European Government Bond Index was up 9.53% for 2002 in local currency terms, or 29.09% in U.S. dollar terms. The Fund remained fairly neutral duration and currency exposure relative to the Index for the Eurozone.

The Fund was slightly overweight the UK bond market for most of the year. The economy of the UK performed far better than the European mainland. In fact, inflationary pressures proved to be more of a concern than deflation. This led the British Pound Sterling to appreciate less against the U.S. dollar than the euro, which in turn meant that UK bonds underperformed their Eurozone counterparts in U.S. dollar terms. Nevertheless, the UK government bond market gained a respectable 21.09% in U.S. dollar terms, or 9.47% in local currency terms. The Fund ended December with an 8.1% weighting in this market.

We also held positions in two other European countries outside of the Eurozone:
Sweden and Norway. Both countries saw their currencies appreciate dramatically--the Swedish krona gained 20.61% and the Norwegian krone strengthened 29.21% against the U.S. dollar. The Fund benefited from an overweight position in both of these markets as the Swedish bond market returned 31.15% and Norwegian bonds gained 40.90% in U.S. dollar terms. Together, these two markets accounted for 8.5% of the Fund's net assets at year-end.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

The Japanese economy continued to muddle along with growth levels waffling around the 0% level and deflationary pressures continuing throughout the year. With Japanese government bonds yielding less than 1% out through the 10-year portion of the yield curve, we continue to feel that investors are not rewarded enough to offset the potential risks that would arise from an aggressive attempt at reflating the Japanese economy by the Japanese monetary authorities. For these reasons, we continue to avoid the Japanese bond market (0% of Fund assets). The Japanese Bond Market Index returned only 3.19% for the year in local currency terms, or 13.96% in U.S. dollar terms, making it one of the poorest performing global bond markets.

The dollar bloc bond markets of Australia, Canada, and New Zealand were also beneficiaries of U.S. dollar weakness during 2002. The Australian and Kiwi currencies strengthened as commodity prices (base metals, precious metals and energy) were stronger during the year. The economies of these countries turned in strong economic performances with 2002 GDP estimated to come in above 3% for all three. At year-end, the Fund's exposure to New Zealand was just under 5% of net assets, Australian bond market exposure was 5.7% and Canadian bond exposure was 5.6%. For the year, U.S. dollar returns of government bonds were 37.01% for New Zealand, 20.50% for Australia, and 9.15% for Canada.

The Fund held two emerging markets bond positions in 2002. The Brazilian bond holding (1.6% of Fund assets) underperformed in the first half of the year due to political uncertainty surrounding the presidential elections. The market was negatively affected as the right-wing candidate and market favorite Jose Serra began to lag in the polls behind the left-wing challenger, Luis Inazio "Lula" da Silva. Lula emerged victorious, but he sent the right signals by announcing that Brazil would continue servicing its foreign debt. The Brazilian market rebounded sharply, bonds benefited and our Brazilian position contributed positively to the performance of the Fund in the second half of the year. Our Mexican bond position in telephone provider Telmex (2.3% of Fund assets) finished the year with a performance in excess of 11%. The Fund ended the year with overweight positions in both Brazil and Mexico.


THE OUTLOOK

While we do not think that 2003 will bring the same type of returns seen in 2002, we do feel that global bonds should perform relatively well. We feel that global economic activity will probably get back to more normal levels by the second half of 2003 and this will probably lead to a more normalized interest rate environment. This means that we may see a backup in yields across global yield curves. We feel that the trend of a weakening U.S. dollar will continue into 2003 and should be the driver of performance that continues to make global bond investments more attractive.

We believe that an allocation to global bond markets can provide diversification benefits to shareholders. We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.



[PHOTO OMITTED]                    [PHOTO OMITTED]


/s/ CHARLES T. CAMERON             /s/ GREGORY F. KRENZER

CHARLES T. CAMERON                 GREGORY F. KRENZER
CO-PORTFOLIO MANAGER               CO-PORTFOLIO MANAGER

January 10, 2003

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

+All country and region bond market returns are measured by Salomon Smith Barney Government Bond Indices.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT ILLUSTRATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2002

     [Data below were represented by a pie chart in the original document.]

                    Germany                            20.2%
                    United States                      18.8%
                    United Kingdom                      8.1%
                    Cash/Equivalents                    6.8%
                    Australia                           5.7%
                    Canada                              5.6%
                    France                              5.3%
                    Sweden                              5.1%
                    New Zealand                         4.9%
                    Italy                               4.0%
                    Norway                              3.4%
                    Spain                               3.3%
                    Other Assets and Liabilities        2.7%
                    Mexico                              2.3%
                    Ireland                             2.2%
                    Brazil                              1.6%


----------
*Percentage of net assets.

                               WORLDWIDE BOND FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago with a similar investment in the Salomon Smith Barney World Government Bond Index.

                           VAN ECK WORLDWIDE BOND FUND
                 vs. Salomon Smith Barney World Gov't Bond Index

       [Data below were represented by a graph in the original document.]

                                                   Salomon Smith
                            Van Eck Worldwide      Barney World
                                Bond Fund        Gov't Bond Index
                            -----------------    ----------------
                 Dec 92          10,000              10,000
                 Mar 93          10,163              10,533.9
                 Jun 93          10,271              10,841.2
                 Sep 93          10,635              11,331.7
                 Dec 93          10,779              11,327
                 Mar 94          10,405              11,327.3
                 Jun 94          10,283              11,403
                 Sep 94          10,481              11,536.9
                 Dec 94          10,637              11,592.7
                 Mar 95          11,814              12,859.9
                 Jun 95          12,188              13,545.8
                 Sep 95          12,243              13,403.9
                 Dec 95          12,477              13,799.5
                 Mar 96          12,164              13,540.7
                 Jun 96          12,216              13,595.8
                 Sep 96          12,424              13,966.8
                 Dec 96          12,793              14,299.1
                 Mar 97          12,454              13,707.6
                 Jun 97          12,680              14,123.1
                 Sep 97          12,919              14,303
                 Dec 97          13,098              14,332.4
                 Mar 98          13,265              14,444.9
                 Jun 98          13,541              14,732
                 Sep 98          14,648              15,959
                 Dec 98          14,768              16,526
                 Mar 99          14,058              15,888
                 Jun 99          13,727              15,340.5
                 Sep 99          13,906              16,035.5
                 Dec 99          13,613              15,821
                 Mar 00          13,708              15,848.6
                 Jun 00          13,587              15,825.2
                 Sep 00          13,186              15,409.9
                 Dec 00          13,868              16,072.4
                 Mar 01          13,117              15,583
                 Jun 01          12,852              15,339
                 Sep 01          13,634              16,436.6
                 Dec 01          13,159              15,913.3
                 Mar 02          13,034              15,656.7
                 Jun 02          14,445              17,480.8
                 Sep 02          15,031              18,156.9
                 Dec 02          16,009              19,015.5

----------------------------------------------------------------------------
 Average Annual Total Return 12/31/021           Year     5 Year    10 Year
----------------------------------------------------------------------------
 Van Eck Worldwide Bond Fund                    21.66%     4.10%     4.82%
----------------------------------------------------------------------------
 Salomon Smith Barney World Gov't Bond Index    19.49%     5.81%     6.63%
----------------------------------------------------------------------------


INCEPTION DATE FOR THE VAN ECK WORLDWIDE BOND FUND WAS 9/1/89.

The Salomon Smith Barney (SSB) World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

-------------------------------------------------------------------
         PRINCIPAL                                        VALUE
COUNTRY   AMOUNT            BONDS                       (NOTE 1)
-------------------------------------------------------------------
BONDS AND NOTES:
AUSTRALIA: 5.7%
                    Australia Government Bond
    AUD 8,700,000   6.50% due 5/15/13                  $ 5,385,460
                                                       -----------
BRAZIL: 1.6%
                    Republic of Brazil Bond
    USD 2,000,000   11.25% due 7/26/07                   1,535,000
                                                       -----------
CANADA: 5.6%
                    Canadian Government Bonds
    CAD 3,000,000   6.00% due 6/01/11                    2,077,680
        4,750,000   5.75% due 9/01/06                    3,247,075
                                                       -----------
                                                         5,324,755
                                                       -----------
FRANCE: 5.3%
                    French Government Bond
    EUR 4,700,000   3.75% due 1/12/07                    5,021,573
                                                       -----------
GERMANY: 20.2%
                    Bundesrepublik Deutschland
                      Bonds
    EUR 3,579,043   7.375% due 1/03/05                   4,086,255
        2,709,847   6.00% due 1/04/07                    3,125,921
        5,000,000   5.00% due 7/04/11                    5,583,186
        3,000,000   4.75% due 7/04/28                    3,106,489
        3,000,000   4.50% due 7/04/09                    3,283,453
                                                       -----------
                                                        19,185,304
                                                       -----------
IRELAND: 2.2%
                    Irish Government Bond
    EUR 1,714,146   8.00% due 8/18/06                    2,087,753
                                                       -----------
ITALY: 4.0%
                    Italian Government Bond
    EUR 3,500,000   4.50% due 3/01/07                    3,835,399
                                                       -----------
MEXICO: 2.3%
                    Telefonos de Mexico, S.A. Bond
    USD 2,000,000   8.25% due 1/26/06                    2,195,000
                                                       -----------
NEW ZEALAND: 4.9%
                    International Bank for
                      Reconstruction &
                      Development Bond
    NZD 4,000,000   7.50% due 11/30/05                   2,188,668
                    New Zealand Government Bond
        4,500,000   6.50% due 4/15/13                    2,433,560
                                                       -----------
                                                         4,622,228
                                                       -----------
NORWAY: 3.4%
                    Norwegian Government Bond
   NOK 22,000,000   5.75% due 11/30/04                   3,196,075
                                                       -----------
SPAIN: 3.3%
                    Spanish Government Bond
    EUR 3,000,000   4.00% due 1/31/10                    3,160,284
                                                       -----------


SWEDEN: 5.1%
                    Swedish Government Bond
   SEK 40,000,000   6.00% due 2/09/05                  $ 4,814,593
                                                       -----------
UNITED KINGDOM: 8.1%
                    Great Britain Government Bonds
    GBP 2,400,000   7.50% due 12/07/06                   4,340,337
        2,000,000   5.00% due 3/07/12                    3,373,156
                                                       -----------
                                                         7,713,493
                                                       -----------
UNITED STATES: 18.8%
                    Core Invest Grade Trust
    USD 1,000,000   4.727% due 11/30/07                  1,017,145
                    U.S. Treasury Notes
        1,000,000   6.50% due 8/15/05*                   1,118,829
        5,000,000   5.50% due 5/15/09*                   5,674,415
        3,000,000   4.375% due 5/15/07*                  3,222,423
                    U.S. Treasury Bonds
        3,000,000   6.625% due 2/15/27*                  3,707,112
        3,000,000   5.25% due 2/15/29*                   3,135,823
                                                       -----------
                                                        17,875,747
                                                       -----------
TOTAL BONDS AND NOTES: 90.5%
(COST: $79,185,046)                                     85,952,664
                                                       -----------

SHORT-TERM                     DATE OF
OBLIGATIONS: 6.8%             MATURITY  COUPON
----------------------------------------------
U.S. Treasury Bill
$4,000,000
(Cost $3,999,944)             1/02/03    0.50%           3,999,944
Repurchase Agreement
(Note 9): Purchased on 12/31/02;
maturity value USD 2,485,145
(with State Street Bank & Trust
Co., collateralized by
USD 2,500,000 Federal National
Mortgage Association--
3.75% due 5/12/04 with a
value of USD 2,535,025
(Cost: $2,485,000)            1/02/03    1.05%           2,485,000
                                                       -----------
TOTAL SHORT-TERM OBLIGATIONS:
(COST $6,484,944)                                        6,484,944
TOTAL INVESTMENTS: 97.3%
(COST: $85,669,990)                                     92,437,608
OTHER ASSETS LESS LIABILITIES: 2.7%                      2,602,563
                                                       -----------
NET ASSETS: 100%                                       $95,040,171
                                                       ===========

----------
* These securities are segregated as collateral for forward foreign currency contracts.


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS:
Investments, at value (cost $85,669,990) (Note 1) ......................................  $ 92,437,608
Cash ...................................................................................            72
Receivables:
    Interest ...........................................................................     1,996,559
    Capital shares sold ................................................................     1,428,257
Unrealized appreciation on forward foreign currency contract (Note 5) ..................       239,166
                                                                                          ------------
Total assets ...........................................................................    96,101,662
                                                                                          ------------
LIABILITIES:
Payables:
    Capital shares redeemed ............................................................       990,306
    Due to Adviser .....................................................................         1,169
    Accounts payable ...................................................................        70,016
                                                                                          ------------
Total liabilities ......................................................................     1,061,491
                                                                                          ------------
Net assets .............................................................................  $ 95,040,171
                                                                                          ============
Shares outstanding .....................................................................     8,291,860
                                                                                          ============
Net asset value, redemption price and offering price per share .........................        $11.46
                                                                                          ============
Net assets consist of:
    Aggregate paid in capital ..........................................................  $ 92,430,152
    Unrealized appreciation of investments, forward foreign currency
      contracts and foreign currency transactions ......................................     7,129,360
    Accumulated net investment income ..................................................     1,630,808
    Accumulated realized loss ..........................................................    (6,150,149)
                                                                                          ------------
                                                                                          $ 95,040,171
                                                                                          ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INCOME:
Interest income (net of foreign taxes withheld of $25,953) (Note 1) .........             $  3,742,968
EXPENSES:
Management (Note 2) ......................................................... $ 707,258
Administration (Note 2) .....................................................     2,245
Professional fees ...........................................................    46,597
Reports to shareholders .....................................................    28,100
Custodian ...................................................................    26,168
Trustees' fees and expenses .................................................    24,546
Interest (Note 8) ...........................................................    14,647
Transfer agent ..............................................................     9,299
Other .......................................................................    15,102
                                                                              ---------
Total expenses ..............................................................                  873,962
                                                                                          ------------
Net investment income .......................................................                2,869,006
                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ....................................                 (153,281)
Realized loss from foreign currency transactions ............................               (1,171,516)
Change in unrealized depreciation of investments ............................               11,632,647
Change in unrealized depreciation of forward foreign currency
    contracts and foreign currency transactions .............................                  742,815
                                                                                          ------------
Net realized and unrealized gain on investments, forward foreign
    currency contracts and foreign currency transactions ....................               11,050,665
                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................             $ 13,919,671
                                                                                          ============

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED     YEAR ENDED
                                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                                 2002           2001
                                                                                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .................................................................. $  2,869,006    $  2,949,463
   Realized gain (loss) from security transactions ........................................     (153,281)        375,248
   Realized loss from foreign currency transactions .......................................   (1,171,516)     (6,043,084)
   Change in unrealized appreciation/depreciation of investments ..........................   11,632,647        (447,277)
   Change in unrealized depreciation of forward foreign currency contracts
     and foreign currency transactions ....................................................      742,815        (254,684)
                                                                                            ------------    ------------
   Net increase (decrease) in net assets resulting from operations ........................   13,919,671      (3,420,334)
                                                                                            ------------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..................................................................           --      (2,820,766)

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ..........................................................  231,462,281     284,820,592
   Reinvestment of dividends ..............................................................           --       2,820,766
   Cost of shares reacquired .............................................................. (202,469,276)   (303,355,339)
                                                                                            ------------    ------------
   Net increase (decrease) in net assets resulting from capital share transactions ........   28,993,005     (15,713,981)
                                                                                            ------------    ------------
   Total increase (decrease) in net assets ................................................   42,912,676     (21,955,081)

NET ASSETS:
   Beginning of year ......................................................................   52,127,495      74,082,576
                                                                                            ------------    ------------
   End of year (including accumulated net investment income (loss) of $1,630,808
     and $(93,260), respectively) ......................................................... $ 95,040,171    $ 52,127,495
                                                                                            ============    ============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold ............................................................................   22,143,659      29,347,655
   Reinvestment of dividends and distributions ............................................           --         285,792
   Shares reacquired ......................................................................  (19,384,412)    (31,242,655)
                                                                                            ------------    ------------
   Net increase (decrease) ................................................................    2,759,247      (1,609,208)
                                                                                            ============    ============





                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                         YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                     2002          2001           2000           1999           1998
                                                   -------        -------        -------        -------       --------
Net Asset Value, Beginning of Year ............... $  9.42        $ 10.37        $ 10.69        $ 12.28       $  10.99
                                                   -------        -------        -------        -------       --------
Income From Investment Operations:
   Net Investment Income .........................    0.35           0.57           0.52           0.61           0.57
   Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions ................................    1.69          (1.08)         (0.34)         (1.52)          0.82
                                                   -------        -------        -------        -------       --------
Total from Investment Operations .................    2.04          (0.51)          0.18          (0.91)          1.39
                                                   -------        -------        -------        -------       --------
Less Dividends and Distributions:
   Dividends from Net Investment Income ..........      --          (0.44)         (0.50)         (0.47)         (0.10)
   Distributions from Realized Capital Gains .....      --             --             --          (0.21)            --
                                                   -------        -------        -------        -------       --------
Total Dividends and Distributions ................      --          (0.44)         (0.50)         (0.68)         (0.10)
                                                   -------        -------        -------        -------       --------
Net Asset Value, End of Year ..................... $ 11.46        $  9.42        $ 10.37        $ 10.69       $  12.28
                                                   =======        =======        =======        =======       ========
Total Return (a) .................................   21.66%         (5.11)%         1.88%         (7.82)%        12.75%

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .................... $95,040        $52,127        $74,083        $84,875       $119,283
Ratio of Gross Expenses to Average
   Net Assets ....................................    1.24%          1.24%          1.21%          1.22%          1.15%
Ratio of Net Expenses to Average
   Net Assets ....................................    1.21%(b)       1.19%(b)       1.15%(b)       1.22%          1.15%
Ratio of Net Investment Income to Average
   Net Assets ....................................    4.06%          4.62%          5.14%          4.92%          4.72%
Portfolio Turnover Rate ..........................   18.38%         22.27%         19.14%         46.84%         30.59%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.





                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization on premiums and discounts, is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $37,436,990 and $12,040,345 respectively, for the year ended December 31, 2002.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned, other than foreign forward exchange contracts, at December 31, 2002 was $85,669,990. At December 31, 2002, net unrealized appreciation for federal income tax purposes aggregated $6,767,618, of which $8,085,636 related to appreciated securities and $1,318,018 related to depreciated securities.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $1,673,968 accumulated capital and other losses of $5,910,983 and unrealized appreciation of $7,006,748.

The tax character of distributions paid to shareholders during the years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $0 and $2,820,766. As of December 31, 2002, the Fund had a capital loss carryforward of $5,910,983 available, $1,176,682 expiring December 31, 2007, $1,450,965 expiring December 31, 2008, $2,541,134 expiring December 31, 2009 and $742,202 expiring December 31, 2010.

During the year ended December 31, 2002, as a result of permanent book to tax differences, the Fund decreased accumulated undistributed net investment income by $1,144,938 and decreased accumulated net realized loss on investments by $1,144,938. Net assets were not affected by this reclassification.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2002, the Fund had the following outstanding forward foreign currency contract:

                            VALUE AT
                           SETTLEMENT       CURRENT      UNREALIZED
CONTRACTS                     DATE           VALUE      APPRECIATION
---------                  ----------       -------     ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
JPY 1,400,000,000
    Expiring 3/19/03      $11,589,404    $11,828,570     $ 239,166
                                                         =========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the OPlanO) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2002, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $45,874.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the OVan Eck FundsO) in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2002, the Fund borrowed an average daily amount of $697,482 at a weighted average interest rate of 2.10% under the Facility. At December 31, 2002, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 10--SUBSEQUENT EVENT--An income dividend of $0.20 per share was paid on January 31, 2003 to shareholders of record as of January 29, 2003 with investment date of January 31, 2003.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                             /s/ Ernst & Young LLP



New York, New York
February 3, 2003

                         WORLDWIDE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA              Chairman, Van Eck                      10             Chairman of the Board
(87)+*                            Associates Corporation and                            and President of two other
Chairman and Trustee              Van Eck Securities                                    investment companies advised
since 1985                        Corporation                                           by the Adviser


Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another investment
(39)+**                           Corporation; President and                            company advised by the Adviser
Trustee since 2000                Director, Van Eck Securities
                                  Corporation and other affiliated
                                  companies; President and
                                  Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers
                                  Corporation

Derek S. van Eck                  President of Worldwide Hard            10             Trustee of another
(37)+**                           Assets Fund series and the                            investment company
Trustee since 1999                Worldwide Real Estate Fund                            advised by the Adviser
                                  series of Van Eck Worldwide
                                  Insurance Trust and the Global
                                  Hard Assets Fund series of Van
                                  Eck Funds; Executive Vice
                                  President, Director, Global
                                  Investments and President and
                                  Director of Van Eck Associates
                                  Corporation and Executive Vice
                                  President and Director of Van
                                  Eck Securities Corporation and
                                  other affiliated companies.

                         WORLDWIDE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INDEPENDENT TRUSTEES:
Jeremy H. Biggs                   Vice Chairman, Director                10             Trustee/Director of two investment
(67)++                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                  International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Trustee of another investment
(75)++#                                                                                 company advised by the Adviser;
Trustee since 1985                                                                      Director, West Indies &
                                                                                        Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another investment
(57)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998

David J. Olderman                 Private investor                       10             Trustee/Director of two other
(67)++#                                                                                 investment companies advised
Trustee since 1994                                                                      by the Adviser

Ralph F. Peters                   Private investor                       10             Trustee of another investment
(74)*++#                                                                                company advised by the
Trustee since 1987                                                                      Adviser; Director, Sun Life
                                                                                        Insurance and Annuity Company
                                                                                        of New York; Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              10             Trustee of two other investment
(44)++#                                                                                 companies advised by the
Trustee since 1994                                                                      Adviser; Partner and Co-founder,
                                                                                        Quest Partners, LLC; Executive
                                                                                        Vice President, Chief Operating
                                                                                        Officer and Director of NuCable
                                                                                        Resources Corporation; Director,
                                                                                        India Capital Appreciation Fund

                         WORLDWIDE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
TRUST AND LENGTH OF               OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                  OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                  HELD:
---------------------             --------------                               -------------------
OFFICERS:
Bruce J. Smith                    Senior Vice President and Chief              Officer of two other
(48)                              Financial Officer, Van Eck                   investment companies
Officer since 1985                Associates Corporation; Van Eck              advised by the Adviser
                                  Securities Corporation and other
                                  affiliated companies

Thomas H. Elwood                  Vice President, Secretary and                Officer of two other
(55)                              General Counsel, Van Eck                     investment companies
Officer since 1998                Associates Corporation, Van Eck              advised by the Adviser
                                  Securities Corporation and other
                                  affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,        Controller of two
(40)                              Van Eck Associates Corporation and           other investment companies
Officer since 1997                Van Eck Securities Corporation               advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                 Vice President of another
(43)                              Associates Corporation; Co-Portfolio         investment company
Officer since 1996                Manager, Worldwide Bond Fund Series          advised by the Adviser

Susan C. Lashley                  Vice President, Mutual Fund                  Vice President of two other
(48)                              Operations, Van Eck Securities               investment companies
Officer since 1988                Corporation and Van Eck Associates           advised by the Adviser
                                  Corporation

----------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

**  Son of Mr. John C. van Eck.

++  Member of the Nominating Committee.

# Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

[Van Eck Global Logo]

                                                              [LOGO]
                                                       Retire on YOUR Terms
                                                       VARIABLE ANNUITIES

Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

ITEM 2. CODE OF ETHICS.

Due to early adoption of Form N-CSR, the Code of Ethics is not required at this time pursuant to SEC Release 34-47262; IC-25914.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Due to early adoption of Form N-CSR, designation of an Audit Committee Financial Expert is not required at this time pursuant to SEC Release 34-47262; IC-25914.

ITEMS 4-8. [RESERVED]

NO INFORMATION REQUIRED

ITEM 9. CONTROLS AND PROCEDURES.

(a) Due to early adoption of Form N-CSR, this section is not applicable at this time pursuant to SEC Release 34-47262; IC-25914.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation except controls were instituted during the year ended December 31, 2002 to correct the material weakness in the registrant's fair valuation methodology of foreign securities reported for the year ended December 31, 2001.

ITEM 10. EXHIBITS.

(a)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title)  /s/ Bruce J. Smith, VP & Treasurer
                         ------------------------------------
Date  2/28/03
     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date  2/28/03
     ---------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  2/28/03
     ---------